UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2005 (May 13, 2005)

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Limitation on Option Repricing

On May 13, 2005, the Board of Directors of Sepracor Inc. (the “Registrant”) amended the Registrant’s 2002 Stock Incentive Plan, 2000 Stock Incentive Plan, 1999 Director Stock Option Plan, 1997 Stock Option Plan, 1991 Director Stock Option Plan and 1991 Amended and Restated Stock Option Plan to provide that a stock option issued under such plans may not be repriced by (1) lowering the option exercise price of such option or (2) canceling such outstanding stock option and granting in substitution therefore a replacement stock option with a lower exercise price, unless such action has been approved by the Registrant’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: May 16, 2005	By:	/s/ Robert F. Scumaci
Robert F. Scumaci Executive Vice President, Finance and Administration